SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 7, 2007

NANOVIRICIDES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-1379006	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Wood Street, Suite 205 West Haven, Connecticut	06516
(Address of Principal Executive Offices)	(Zip Code)

(203) 937-6137
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry Into a Material Definitive Agreement

On February 27, 2007, NanoViricides, Inc. entered into a sublease to occupy 5,000 square feet of space in Woodbridge, Connecticut. The term of the occupancy is until January 30, 2009 at a monthly rent of $11,666.67, plus an additional $500.00 per month for utilities. Performance of the Registrant’s obligations was guaranteed by TheraCour Pharma, Inc., a principal shareholder of the Registrant and provider of the materials the Registrant uses in its operations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 Sublease Agreement between NanoViricides, Inc. and Kemira Chemicals, Inc.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NANOVIRICIDES, INC.

Date: March 7, 2007	By:	/s/ Dr. Eugene Seymour
Dr. Eugene Seymour
Chief Executive Officer